UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 30, 2008

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-33405	36-4485429
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois		60445
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code:(708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02b Departure of Executive Officer

As of August 30, 2008 the Company has eliminated the position of commercial loan officer.  Therefore, Mr. W. Anthony Kopp, Senior Vice-President of Commercial Lending is no longer employed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AJS BANCORP, INC.

DATE: August 30, 2008	By: /s/ Lyn G. Rupich
Lyn G. Rupich
President/Chief Operating Officer